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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 31 , 1998
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                             National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                         0-16284                   38-2774613
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



  835 Mason Street, Suite 200             Dearborn, MI                  48224
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(Address of principal executive offices) (City, State)              (Zip Code)



Registrant's telephone number, including area code           (313)  277-2277
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         (Former name of former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 1998, the transactions that were contemplated by the Agreement and Plan of Merger dated January 19, 1998 (the "Merger Agreement") by and between David M. Sachs, Capricorn Capital Group, Inc., a Michigan corporation ("Capricorn"), BM Woodbridge Place 104 Inc., a Michigan corporation ("Sub") and National TechTeam Inc., a Delaware corporation ("Company") were completed. In that transaction, Sub, which was a wholly-owned subsidiary of the Company, was merged into Capricorn with Capricorn being the surviving corporation. David M. Sachs, the sole shareholder of Capricorn, received 500,000 shares of the Company's common stock in exchange for all the shares of capital stock of Capricorn. As a result, Capricorn became a wholly-owned subsidiary of the Company and Mr. Sachs became a shareholder of the Company.

         The number of shares of common stock issued to Mr. Sachs for all of the capital stock of Capricorn was the result of arm's length negotiations between the Company and Mr. Sachs. As required by the Merger Agreement, the Company received an opinion of an independent third party appraiser that the fair market value of Capricorn was in excess of $5,000,000.00.

         In addition to the 500,000 shares of common stock he received, Mr. Sachs received the right to receive up to 325,000 additional shares of common stock of the Company, with the exact number of those contingent shares, if any, determined as follows. Promptly after the completion of the audited financial statements of Capricorn for the year ending December 31, 2000 the Company's auditors shall compute the average pre-tax earnings of Capricorn for the three period ended December 31, 2000 and the amount if any (the "Contingent Earnings Amount"), by which those average annual pre-taxes earnings exceed $250,000.00 per year. The Company would then issue Mr. Sachs additional shares, up to a maximum of 325,000 additional shares, in an amount equal to 200% of the Contingent Earnings Amount divided by $10.00.

         The Company is obligated under the merger agreement to file a registration statement under the Securities Act of 1933, as amended, to register a total of 350,000 of the 500,000 shares of the Company's common stock that was issued to Mr. Sachs. The Company is not obligated to register the remaining 150,000 shares or any contingent shares that may be issued to Mr. Sachs.

         The Company had entered into contemporaneous purchase / sale agreements with Capricorn in the fourth quarter of 1996 and the first quarter of 1997 that obligated the Company to acquire computer hardware from Capricorn with Capricorn agreeing to purchase a license of the software designed by the Company known as the Foundation Platform, which provides the capabilities to offer internet controlled telephony services on the world wide web and other networks.



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         Capricorn, which is headquartered in Farmington Hills, Michigan, is an equipment leasing company that specializes in leasing computer equipment. The Company intends to have Capricorn continue in that business.

ITEM 5.  OTHER EVENTS.

On February 12, 1998, the Company announced that it will be pursuing the transition of certain OEM contracts to the recently announced joint venture with General Electric (the "Joint Venture"). In keeping with the Company's strategic focus on Corporate Help Desk solutions, the Company will seek to migrate some of its current OEM call center product support business to the Joint Venture in the near future. In addition, the OEM call center business conducted directly by the Company will be substantially reduced due to the expected termination of the two biggest of its eight contracts with its largest customer on March 31, 1998.

The Board of Directors has authorized the repurchase of up to 1,500,000 shares of its common stock in the open market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements for the acquired business as of the date of this Report because the information is not yet available. Financial statements as specified by section 210.3.05(b) will be filed in an amended 8-K filing no later than 60 days after this Report must be filed.

         (b)      Pro forma Financial Information.

         It is impracticable to provide the required pro forma financial information for the acquired business as of the date of this Report because the information is not yet available. Pro forma financial information will be filed in an amended 8-K filing no later than 60 days after this Report must be filed.

         (c)      Exhibits.

2.1   Agreement and Plan of Merger Dated January 19, 1998, by and Between David
      M. Sachs, Capricorn Capital Group, Inc., BM Woodbridge Place 104, Inc. and National TechTeam, Inc.

2.2 Press release dated February 12, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND EARNINGS FOR THE FOURTH QUARTER AND CALENDAR YEAR 1997" and "NATIONAL TECHTEAM ANNOUNCES COMPLETION OF CAPRICORN ACQUISITION"




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2.3   Press release dated February 12, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES
      CHANGE IN CALL CENTER OEM PRODUCT SUPPORT BUSINESS STRATEGY" and "NATIONAL TECHTEAM, INC. ANNOUNCES STOCK REPURCHASE PROGRAM"


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATIONAL TECHTEAM, INC.


Dated: February 13, 1998                        By:  /s/ Lawrence A. Mills
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                                                     Lawrence A. Mills,
                                                     Senior Vice President, CFO,
                                                     Secretary and Treasurer









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                               INDEX TO EXHIBITS


EXHIBIT NO.                      DESCRIPTION
------- ---                      -----------


     2.1 Agreement and Plan of Merger Dated January 19, 1998, by and Between David M. Sachs, Capricorn Capital Group, Inc., BM Woodbridge Place 104, Inc. and National TechTeam, Inc.

     2.2 Press release dated February 12, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND EARNINGS FOR THE FOURTH QUARTER AND CALENDAR YEAR 1997" and "NATIONAL TECHTEAM ANNOUNCES COMPLETION OF CAPRICORN ACQUISITION"

     2.3 Press release dated February 12, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES CHANGE IN CALL CENTER OEM PRODUCT SUPPORT BUSINESS STRATEGY" and "NATIONAL TECHTEAM, INC. ANNOUNCES STOCK REPURCHASE PROGRAM"